Exhibit 10.24

                     AMENDMENT TO READING & BATES CORPORATION
                              STOCK OPTION AGREEMENT


         This Amendment to the Stock Option Agreement between Reading & Bates Corporation ("Company") and Paul B. Loyd, Jr. ("Optionee") is made as of December 3, 1996.


                                   WITNESSETH:

         WHEREAS, the Compensation Committee which administers the Reading & Bates Corporation 1992 Long Term Incentive Plan ("Plan") has determined that it is in the best interests of the Company to amend the Stock Option Agreement executed on March 22, 1996, effective as of December 5, 1995, in the manner set out below, and Optionee has agreed to same;

         NOW THEREFORE, for and in consideration of these premises, it is hereby agreed as follows:

         Paragraph 3 of the Agreement is amended, effective as of the date of this Amendment, to read as follows:

               "3. This Option shall not be exercisable, except upon the death or disability of the Optionee, until after six months immediately following the date this Option is granted, and thereafter shall be exercisable for common stock as follows:

                     After one year following the effective date of grant, this Option shall be exercised for any number of shares up to and including 100% of the aggregate number of shares subject to this Option;

               provided the number of shares as to which this Option becomes exercisable shall, in each case, be reduced by the number of shares theretofore purchased pursuant to the terms hereof."

         IN WITNESS WHEREOF, this Amendment is executed this      day of
             , 1997, effective as of the 3rd day of December, 1996.

                                       READING & BATES CORPORATION


                                 By:   __________________________
                                       T. W. Nagle
                                       Executive Vice President,
                                       Finance and Administration

                                       OPTIONEE


                                       __________________________
                                       Paul B. Loyd, Jr.